UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 17, 2009
Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
or organization)
343 State Street
Rochester, NY 14650
(Address of principal executive offices)
(585) 724-4000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On September 17, 2009, during a presentation to potential investors, Eastman Kodak Company (the “Company”) was asked what price it intended to pay for the Company’s 3.375% Convertible Senior Notes due 2033 tendered in the proposed tender offer that was the subject of a press release issued on September 16, 2009. A representative of the Company responded that the Company intended to purchase the notes at par.

Item 8.01	Other Events.

The information set forth above under Item 7.01 is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY
Dated: September 17, 2009	By:	/s/ Joyce P. Haag
	Name:	Joyce P. Haag
	Title:	General Counsel and Senior Vice President